No. __                                                          $_________ USD


                             DYNATEC INTERNATIONAL, INC.

                        Convertible Debenture due May   , 2001

THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND HAS BEEN ISSUED IN RELIANCE UPON REGULATION D PROMULGATED UNDER THE SECURITIES ACT. THIS DEBENTURE SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE DEBENTURE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THIS DEBENTURE MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE 1933 ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION FROM THEIR COUNSEL THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE SECURITIES.

       THIS DEBENTURE is one of a duly authorized issue of Debentures of Dynatec International, Inc., a corporation duly organized and existing under the laws of
the State of Utah (the "ISSUER") issued on May   , 1998 (the "Issuance Date"),
and designated as its Convertible Debenture due May       , 2001, in an
aggregate face amount not exceeding One Million Five Hundred Thousand (USD $1,500,000) Dollars, issuable in minimum denominations of One Hundred Thousand ($100,000) Dollars par value face amounts.

       This Debenture has been issued under the terms and provisions of the Convertible Debenture and Private Equity Line of Credit Agreement dated as of
May       , 1998 (including all Exhibits annexed thereto) between the ISSUER and
HOLDER (the "Agreement") and shall be subject to all of the terms and conditions and entitled to all of the benefits thereof.

                  FOR VALUE RECEIVED, the ISSUER promises to pay to



the registered holder hereof or its registered assigns, if any (the "HOLDER"), the principal sum of:

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                                United States Dollars,

on May    , 2001 (the "Maturity Date").  The ISSUER'S obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions contained in the Agreement.
The principal of this Debenture is payable as provided below in shares of Common Stock at any time prior to the Maturity Date upon the Holder exercising its conversion rights set forth below. In the event this Debenture is outstanding on the Maturity Date it shall automatically be converted into shares of Common Stock as if the HOLDER voluntarily elected such conversion in accordance with the procedures, terms and conditions set forth in this Debenture, PROVIDED, that
(i) the Common Stock is listed on the Nasdaq Small Cap Stock Market, (ii) the Bid Price is greater than One ($1.00) Dollar for the ten (10) Trading Days immediately preceding the Maturity Date, (iii) there has not been any suspension in the trading of the Common Stock on the Nasdaq Small Cap Stock Market during the thirty (30) Trading Days immediately preceding the Maturity Date, and the
(iv) the ISSUER has been in full compliance with the terms and conditions of this Debenture and the Agreement. In the event all of the aforementioned conditions are not satisfied the ISSUER agrees to pay to the HOLDER, in cash, within three (3) Trading Days of the Maturity Date, the aggregate outstanding principal amount of this Debenture plus accrued interest at the rate of six (6%) percent per annum commencing from the Issuance Date.

       The Debenture is subject to the following additional provisions:

              1. The Debenture is exchangeable for like Debentures in equal aggregate principal amount of authorized denominations, as requested by the HOLDERS surrendering the same. No service charge will be made for such registration or transfer or exchange, although the HOLDERS shall be responsible for their own expenses associated with complying with the restrictions on transfer of the Debenture in the Agreement.

              2. The ISSUER shall be entitled to withhold from all payments of principal of this Debenture any amounts required to be withheld under the applicable provisions of the U.S. Internal Revenue Code of 1986, as amended, or other applicable laws at the time of such payments.

              3. This Debenture has been issued subject to investment representations of the original HOLDER hereof and may be transferred or exchanged in the United States only in compliance with the 1933 Act and applicable state securities laws and in compliance with the restrictions on transfer provided in the Agreement. Prior to the due presentment for such transfer of this Debenture, the ISSUER and any agent of the ISSUER may treat the person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this Debenture is overdue, and neither the ISSUER nor any such agent shall be affected by notice to the contrary. The transferee shall be bound, as the original HOLDER by the same representations and terms

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described herein and under the Agreement.

              4. The HOLDER is entitled, at its option, at any time after the Issuance Date, to convert this Debenture, in whole or in part, in accordance with the following terms and conditions:

                     (a) The HOLDER may exercise its right to convert the Debenture by telecopying an executed and completed notice of conversion (the "Notice of Conversion") to the Company and delivering the original Notice of Conversion and the original Debenture to the Company by express courier. Each business date on which a Notice of Conversion is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a "Conversion Date". The Company will transmit the certificates representing shares of Common Stock issuable upon conversion of the Debenture (together with the certificates representing the Debenture not so converted) to the HOLDER via express courier, by electronic transfer or otherwise within three business days after the Conversion Date if the Company has received the original Notice of Conversion and Debenture being so converted by such date. In addition to any other remedies which may be available to the HOLDER, in the event that the Company fails to effect delivery of such shares of Common Stock within such three business day period, the HOLDER will be entitled to revoke the Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the HOLDER shall each be restored to their respective positions immediately prior to delivery of the Notice of Conversion. The Notice of Conversion and Debenture representing the portion of the Debenture converted shall be delivered as follows:

              To the Company:

                     Dynatec International, Inc.
                     3820 West Great Lakes Drive
                      Salt Lake City, Utah 84120
                     Attn: Donald M. Wood
                     Facsimile: (801) 972-2112
                     Telephone: (800) 722-7425


              In the event that the Common Stock issuable upon conversion of the Debenture is not delivered, within three (3) business days of receipt by the Company of a valid Notice of Conversion and the Debenture to be converted, the Company shall pay to the HOLDER, in immediately available funds, upon demand, as liquidated damages for such failure and not as a penalty, for each $100,000 principal amount of Debenture sought to be converted, $500 for each of the first ten (10) days and $1,000 per day thereafter that the shares of Common Stock are not delivered, which liquidated damages shall run from the fourth business day after the Conversion Date up until the time that either the Conversion Notice is revoked or the Common Stock is delivered, at which time such liquidated damages shall cease. Any and all payments required pursuant to this paragraph shall be payable only in cash immediately.

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              (b)    Each Debenture shall be convertible, at the sole option of the HOLDER, into that number of shares of fully paid and nonassessable shares of Common Stock which is to be derived from dividing the Conversion Amount by the Conversion Price. For purposes of this Debenture, the Conversion Amount shall mean the principal dollar amount of the Debenture being converted, plus a premium on that amount, which will accrue at a rate of twelve (12%) percent per annum from the date this Debenture was issued until the Registration Statement the Company is filing is declared effective (pursuant to the terms of the Agreement) at which time the accrual rate shall be reduced to six (6%) percent per annum until the Debenture is fully converted. The Conversion Price shall be equal to the lesser of: (i) seventy five (75%) percent of the average of the three lowest closing bid prices of the Common Stock during the ten day trading period immediately preceding the Conversion Date (referred to as the "Lookback Period"), or (ii) one hundred (100%) percent of the closing bid price on the trading day immediately preceding the Closing Date. In the event this Debenture is still outstanding, starting on the first day of the fifth (5th) month after the Issuance Date the Lookback Period will be increased by two trading days, and will continue to be increased by two trading days for every month thereafter that this Debenture is outstanding, until the Lookback Period equals a maximum of twenty two (22) trading days. The closing bid price shall be deemed to be the reported last bid price regular way as reported by Bloomberg LP or if unavailable, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the closing bid price as reported by NASDAQ or such other system then in use, or, if the Common Stock is not quoted by any such organization, the closing bid price in the over-the-counter market as furnished by the principal national securities exchange on which the Common Stock is traded.

              (c) The number of shares of Common Stock issuable upon the conversion of the Debenture and the Conversion Price shall be subject to adjustment as follows:

                     (i) In case the Company shall (A) pay a dividend on Common Stock in Common Stock or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Common Stock, (B) declare a dividend payable in cash on its Common Stock and at substantially the same time offer its shareholder a right to purchase new Common Stock (or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Common Stock) from proceeds of such dividend (all Common Stock so issued shall be deemed to have been issued as a stock dividend), (C) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (D) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (E) issue by reclassification of its Common Stock any shares of Common Stock of the Company, the number of shares of Common Stock issuable upon conversion of the Debenture immediately prior thereto shall be adjusted so that the holders of the Debenture shall be entitled to receive after the happening of any of the events described above that number and kind of shares as the holders would have received had such Debenture been converted immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subdivision shall become effective immediately after the close of business on the record date in the case of a stock dividend and shall become effective immediately after the close of business on the record date in the case

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of a stock split, subdivision, combination or reclassification.

                     (ii) Any adjustment in the numbers of shares of Common Stock issuable hereunder otherwise required to be made by this paragraph 4(c) will not have to be made if such adjustment would not require an increase or decrease in one (1%) percent or more in the number of shares of Common Stock issuable upon conversion of the Debenture. No adjustment in the Conversion Price will be made for the issuance of shares of capital stock to directors, employees or independent contractors pursuant to the Company's or any of its subsidiaries' stock option, stock ownership or other benefit plans or arrangements or trusts related thereto or for issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under such plan or for other stock options or stock option plans in effect as of April 22, 1998.

                     (iii) Whenever the number of shares of Common Stock issuable upon the conversion of the Debenture is adjusted, as herein provided, the Conversion Price shall be adjusted (to the nearest cent) by multiplying such Conversion Price immediately prior to such adjustment by a fraction of which the numerator shall be the number of shares of Common Stock issuable upon the exercise of each share of Debenture immediately prior to such adjustment, and of which the denominator shall be the number of shares of Common Stock issuable immediately thereafter.

              (d) In the case of any (i) consolidation or merger of the Company into any entity (other than a consolidation or merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), (ii) sale, transfer, lease or conveyance of all or substantially all of the assets of the Company as an entirety or substantially as an entirety, or (iii) reclassification, capital reorganization or change of the Common Stock (other than solely a change in par value, or from par value to no par value), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), each Holder of a Debenture then outstanding shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale, transfer, capital reorganization or reclassification by a holder of the number of shares of Common Stock of the Company into which such Debenture would have been converted immediately prior to such consolidation, merger, sale, transfer, capital reorganization or reclassification, assuming such holder of Common Stock of the Company (A) is not an entity with which the Company consolidated or into which such sale or transfer was made, as the case may be ("constituent entity"), or an affiliate of the constituent entity, and (B) failed to exercise his or her rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, sale or transfer by other than a constituent entity or an affiliate thereof and in respect of which the Company merged into the Company or to which such rights or election shall not have been exercised ("non-electing share"), then for the purpose of this Section (4)(d)

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the kind and amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a majority of the non-electing shares). If necessary, appropriate adjustment shall be made in the application of the provision set forth herein with respect to the rights and interest thereafter of the Holders of the Debenture, to the end that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of the Debenture. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers, capital reorganizations and reclassifications. The Company shall not effect any such consolidation, merger, sale or transfer unless prior to or simultaneously with the consummation thereof the successor Company or entity (if other than the Company) resulting from such consolidation, merger, sale or transfer shall assume, by written instrument, the obligation to deliver to the Holder of each Debenture such shares of Common Stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive under this paragraph.

              (e) The Issuer will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this paragraph and in taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holders of the Debenture against impairment.

              5. No provision of this Debenture shall alter or impair the obligation of the ISSUER, which is absolute and unconditional, upon an Event of Default (as defined below), to pay the principal of, and interest on this Debenture at the place, time, and rate, and in the coin or currency herein prescribed.

              6. The ISSUER hereby expressly waives demand and presentment for payment, notice on nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

              7. If one or more of the following described "Events of Default" shall occur,

              a. Any of the representations or warranties made by the ISSUER herein, or in the Agreement shall have been incorrect when made in any material respect; or

              b. The ISSUER shall fail to perform or observe in any material respect any covenant, term, provision, condition, agreement or obligation of the ISSUER under this Debenture, the Registration Rights Agreement and the Agreement, between the parties of even

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date herewith,; or

              c. A trustee, liquidator or receiver shall be appointed for the ISSUER or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

              d. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the ISSUER and shall not be dismissed within thirty (30) calendar days thereafter; or

              e. Bankruptcy reorganization, Insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the ISSUER and, if instituted against the ISSUER, ISSUER shall by any action or answer approve of, consent to or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding or such proceedings shall not be dismissed within thirty (30) days thereafter; or

              f. The Common Stock is delisted from trading on the NASDAQ Small Cap Stock Market; or

              g. The effectiveness of the Registration Statement has been suspended for a period of ten (10) Trading Days.

              Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the HOLDER (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the HOLDER and in the HOLDER'S sole discretion, the HOLDER may consider this Debenture immediately due and payable in cash (at the equivalent dollar value equal to the number of shares of Common Stock issuable upon conversion (assuming a Conversion Date as of the date of such notice from the HOLDER) times the Bid Price on the Trading Day immediately preceding such notice from the HOLDER, without presentment, demand protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and HOLDER may immediately, and without expiration of any period of grace, enforce any and all of the HOLDER'S rights and remedies provided herein or any other rights or remedies afforded by law. It is agreed that in the event of such action such HOLDER'S of this Debenture shall be entitled to receive all reasonable fees, costs and expenses incurred, including without limitation such reasonable fees and expenses of attorneys (if litigation is commenced).

              8. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

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              9.     This Debenture and the Agreement (along with all exhibits
attached thereto) constitute the full and entire understanding and agreement between the ISSUER and HOLDER with respect hereto. Neither this Debenture nor any terms hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the ISSUER and the HOLDER. Any capitalized terms shall have the same meaning as given in the Agreement. In the event of any inconsistencies between this Debenture and the Agreement, the Agreement shall control.

              10. This Debenture will be construed and enforced in accordance with, and governed by, the laws of the State of New York, except for matters arising under the Act, without reference to principles of conflicts of law.
Each party consents to the jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York or the state courts of the State of New York sitting in Manhattan in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Debenture obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Debenture irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party hereby agrees that it waives its right to a trial by jury with the litigation of any dispute in connection with this Agreement and all Exhibits annexed hereto.

              11. This Debenture, together with all documents referenced herein, embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Debenture or the Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Debenture.

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              IN WITNESS WHEREOF, the ISSUER has caused this instrument to be duly executed by an officer thereunto duly authorized.

                                                 DYNATEC INTERNATIONAL, INC.


                                                 By
                                                   -----------------------------
                                                   Name: Donald M. Wood
                                                   Title:
                                                   Date:  May    , 1998


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